UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2010
MINDSPEED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31650	01-0616769

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 MacArthur Boulevard, East Tower Newport Beach, California	92660-3095

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 579-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Mindspeed Technologies, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the financial information in its Annual Report on Form 10-K for the year ended October 2, 2009 (the “2009 Form 10-K”), filed on November 24, 2009, to reflect the retrospective adoption of Accounting Standards Codification 470-20, related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlements), or ASC 470-20, formerly FASB Staff Position APB 14-1. The adoption of ASC 470-20 affected the accounting for the Company’s 3.75% Convertible Senior Notes due 2009 and 6.50% Convertible Senior Notes due 2013. These changes are summarized in Note 5 to the consolidated financial statements contained in Part I, Item I of the Company’s Quarterly Report on Form 10-Q for the quarter ended January 1, 2010 (the “First Quarter 2010 Form 10-Q”), filed on February 9, 2010. We are filing this Current Report on Form 8-K to provide for consistency in the presentation of financial information contained in the 2009 Form 10-K and the First Quarter 2010 Form 10-Q.
The sections of the 2009 Form 10-K affected by these changes are Item 6 – Selected Financial Data, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements and Supplementary Data, each of which has been updated as set forth in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3. The information set forth in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is incorporated by reference herein and supersedes in its entirety the financial information contained in the affected sections of the 2009 Form 10-K.
The information in this Current Report on Form 8-K is presented as of October 2, 2009 and, other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Company’s 2009 Form 10-K.
For developments since the filing of the 2009 Form 10-K, refer to the First Quarter 2010 Form 10-Q and other filings by the Company with the Securities and Exchange Commission. The information in this Current Report on Form 8-K, including the exhibits, should be read in conjunction with the 2009 Form 10-K
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Exhibit
23	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (superseding Part II, Item 6 of the 2009 Form 10-K)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the 2009 Form 10-K)

99.3	Financial Statements and Supplementary Data of the Form 10-K (superseding Part II, Item 8 of the 2009 Form 10-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: February 19, 2010	By:	/s/ Bret W. Johnsen
Bret W. Johnsen
Senior Vice President, Chief Financial Officer and Treasurer